UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      June 24, 2005

--------------------------------------------------------------------------------

                       Southern Connecticut Bancorp, Inc.

--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   Connecticut
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-49784                                       06-1609692
--------------------------------------------------------------------------------

  (Commission File Number)                    (IRS Employer Identification No.)

                215 Church Street
              New Haven, Connecticut                          06510
--------------------------------------------------------------------------------

     (Address of Principal Executive Offices)               (Zip Code)

                                 (203) 782-1100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                               TABLE OF CONTENTS
                               -----------------


Section 1--Registrant's Business and Operations

Item 8.01.        Other Items.

Item 9.01         Financial Statements and Exhibits

SIGNATURES
----------
EX-99.1 PRESS RELEASE DATED JUNE 24, 2005
-----------------------------------------

                Section 1 - Registrant's Business and Operations

Item 8.01.        Other Items.

         On June 24, 2005, Southern Connecticut Bancorp, Inc. ("Bancorp") announced the completion of its acquisition of real property located at 51-53 West Main Street, Clinton, Connecticut. The net purchase price of the property was $495,000 and the transaction was completed in accordance with the terms of an Agreement of Sale previously filed as Exhibit 10.20 to Bancorp's Form 10-QSB dated November 15, 2004. Bancorp anticipates that the property will be used as a future branch office of the Bank of Southern Connecticut, a wholly owned subsidiary of Bancorp, subject to the receipt of various regulatory approvals, including the approval of the Federal Deposit Insurance Corporation and the State of Connecticut Department of Banking. A copy of the press release announcing the completed property acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information contained in this Item 8.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information set forth in Item 8.01 and in
Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.        Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired:

                  Not applicable.

            (b) Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

             Exhibit
             Number        Description
             ----------    -----------------------------------------------------
                  99.1     Press release of Southern Connecticut Bancorp, Inc.
                           dated June 24, 2005, reporting the completion of the acquisition of real property located in Clinton, Connecticut as a proposed future branch office location of The Bank of Southern Connecticut.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     SOUTHERN CONNECTICUT BANCORP, INC.




                     By:/s/ Michael M. Ciaburri
                        -------------------------------------------
                     Name: Michael M. Ciaburri
                     Title:  Director, President & Chief Operating Officer



Date:  June 24, 2005